UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

(441) 296 5872
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 5, 2017, Sterling Jewelers Inc., a wholly-owned subsidiary of Signet Jewelers Limited (“Sterling”), announced it had entered into a consent decree (the “Consent Decree”) with the Equal Employment Opportunity Commission (the “EEOC”). The Consent Decree settles the previously disclosed EEOC lawsuit alleging that Sterling engaged in a pattern or practice of discriminating against female retail store employees with respect to pay and promotions in violation of Title VII of the Civil Rights Act of 1964 and the Equal Pay Act. The Consent Decree was entered in the United States District Court for the Western District of New York, Civil Action Number 08-CV-0706 (“Litigation”) on May 5, 2017. Key terms include:

▪	The Consent Decree completely resolves all claims and disputes in the Litigation.
▪
The Consent Decree contains no findings of liability or wrongdoing and no award of monetary relief, nor does the Consent Decree itself constitute an admission of wrongdoing by any party with respect to the Litigation.

▪
Sterling will retain an Employment Practices Expert (to be paid by Sterling) to work with the company to evaluate pay and promotion practices and recommend any changes consistent with the Consent Decree’s terms.

▪	Sterling shall implement such equal opportunity policies, practices and procedures called for by operation of the Consent Decree.
▪	Sterling will appoint a Compliance Officer to oversee the implementation of and compliance with the Consent Decree.
▪	Sterling will offer additional training to HR, management and employees, including retail sales employees.
▪	The Consent Decree will remain in effect for 39 months.

The Consent Decree does not resolve any claims pending in the related civil litigation that has been referred to arbitration, which is described in our reports filed with the Securities & Exchange Commission.  This description is a summary and does not purport to be a complete description of the Consent Decree. It is qualified in its entirety by reference to the Consent Decree, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. Sterling issued a press release on May 5, 2017, which is attached as Exhibit 99.2 and is also incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Consent Decree

99.2	Press Release, dated May 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: May 5, 2017

	By:	/s/ Lynn Dennison
	Name:	Lynn Dennison
	Title:	Chief Legal, Risk & Corporate Affairs Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consent Decree

99.2	Press Release, dated May 5, 2017